INTEREST EXPENSE (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
INTEREST EXPENSE [Abstract]
Interest Expenses, net of capitalized interest	$ 18,286	$ 8,811	$ 7,590
Commitment Fee	760	937	2,025
Amortization of Deferred Financing Costs	1,393	1,382	1,240
Other financial costs	25	40	0
Total Interest Expenses	20,464	11,170	10,855
Interest expenses, capitalized interest	$ 2,500	$ 1,600	$ 1,000